UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2005
 Date of Report (Date of earliest event reported)

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26950 Agoura Road Calabasas Hills, California 91301
(Address of principal executive offices)

(818) 871-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 —  Financial Information

Item 2.02  Results of Operations and Financial Condition

          On April 19, 2005, The Cheesecake Factory Incorporated issued a press release entitled “The Cheesecake Factory Reports Record Revenues for the First Quarter of Fiscal 2005,” a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 —  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release dated April 19, 2005 entitled “The Cheesecake Factory Reports Record Revenues for the First Quarter of Fiscal 2005.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2005	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 19, 2005 entitled “The Cheesecake Factory Reports Revenues for the First Quarter of Fiscal 2005.”

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